RYDEX SERIES FUNDS

International Long Short Select Fund
Equity Market Neutral Fund

Supplement dated October 12, 2010
to the Prospectuses dated August 1, 2010
of the above listed Funds

This supplement provides new and additional information beyond that contained in the Prospectuses listed above and should be read in conjunction with the Prospectuses.

Effective immediately, the first paragraph under the heading “Principal Investment Strategies” in the International Long Short Select Fund’s Summary section is deleted and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES – The Fund seeks to pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies that the Sub-Advisor believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. The Sub-Advisor may also invest in emerging market countries, American Depositary Receipts (“ADRs”), U.S. companies with significant overseas businesses, and futures contracts, to gain exposure to selected countries and to attempt to manage risk associated with such exposure.  Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market.  The Sub-Advisor uses both quantitative and qualitative techniques to identify long and short investment opportunities.

In addition, under the heading “Principal Risks” in the International Long Short Select Fund’s Summary section, the following risks have been added as additional principal risks of the Fund:

Counterparty Credit Risk – The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

Effective immediately, the last paragraph under the heading “Principal Investment Strategies” in the Equity Market Neutral Fund’s Summary section is deleted and replaced as follows:

The Fund also may invest in initial public offerings (“IPOs”), other investment companies, futures contracts, swaps and options on securities, securities indices, and futures contracts. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund may invest in futures contracts to gain exposure to selected countries and to attempt to manage the risk associated with such exposure. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and/or derivatives thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE